UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of CASI Pharmaceuticals, Inc. (the “Board”) recommended, and, on December 8, 2021, the Board approved, a title change for Alexander A. Zukiwski, MD, from Chief Medical Officer to Executive Vice President and Chief Medical Officer. In addition, the Board expanded certain of Dr. Zukiwski’s responsibilities. In connection with these changes, Dr. Zukiwski’s base salary was raised to USD $504,000. Dr. Zukiwski was also allowed a $1,500 per month car allowance. Both are retroactive to August 16, 2021. In addition, the Board approved and amendment to Dr. Zukiwski’s change in control agreement te extend the severance payments from nine months to 12 months.

A copy of Amendment No. 1 to Dr. Zukiwski’s Employment Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein. No other material changes were made to Dr. Zukiwski’s Employment Contract, which was previously filed as exhibit 10.1 to the Company’s Form 10-Q filed on August 14, 2017 and is incorporated by reference herein.

As previously reported, the Committee approved a grant to Dr. Zukiwski of options to purchase 500,000 shares of the Company’s common stock at an exercise price of $0.87 (the closing price on the grant date of December 2, 2021). The options vest 25 percent on each anniversary of the grant date until the options are fully vested. In addition, the Committee granted Dr. Zukiwski a performance-based option covering 500,000 shares of common stock, the vesting of which is subject to meeting certain clinical development milestones.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

10.1	Amendment No. 1 to Employment Agreement (filed herewith).

10.2	Employment Contract by and between CASI Pharmaceuticals, Inc. and Alexander A. Zukiwski, MD, dated April 3, 2017 (incorporated by reference from exhibit 10.1 to the Form 10-Q filed on August 14, 2017).

10.3	First Amendment to Change in Control Agreement (filed herewith)

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.
(Registrant)

/s/ Larry Zhang
President and Principal Financial Officer

Date: December 10, 2021